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                                                                  EXHIBIT 10.27
                                                                 Execution Copy


             FIRST AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS

         This FIRST AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS (this "Amendment Agreement") is entered into as of the 28th day of March, 2003, by and among Standard Gypsum L.P., a Delaware limited partnership, formerly known as Standard Gypsum L.L.C., a Texas limited liability company (the "Borrower"), Temple-Inland, Inc., a Delaware corporation ("Temple-Inland"), Temple-Inland Forest Products Corporation, a Delaware corporation ("Temple FPC"), Caraustar Industries, Inc., a North Carolina corporation ("Caraustar"), and Toronto Dominion (Texas), Inc., as Administrative Agent for the Lenders and the Issuing Bank (the "Administrative Agent").

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Loan Agreement dated as of May 1, 1999, as amended and restated by that certain Second Amended and Restated Loan Agreement dated as of August 1, 1999 (as heretofore amended and restated, the "Loan Agreement"); and

         WHEREAS, an affiliate of the Administrative Agent (the "Issuing Bank") has issued for the account of the Borrower a letter of credit in the aggregate original face amount of $46,643,014 (the "First Letter of Credit") pursuant to that certain Reimbursement Agreement dated as of May 1, 1999, between the Borrower and the Issuing Bank, as amended by that certain Amendment and Confirmation dated as of December 29, 2000, and that certain Second Amendment to Reimbursement Agreement dated as of April 12, 2001, each by and between the Borrower and the Administrative Agent (as amended, the "First Reimbursement Agreement"); and

         WHEREAS, the Issuing Bank has also issued for the account of the Borrower an additional letter of credit in the aggregate original face amount of $10,095,891 (the "Second Letter of Credit" and, collectively with the First Letter of Credit, the "Letter of Credit") pursuant to that certain Reimbursement Agreement dated as of August 1, 1999, between the Borrower and the Issuing Bank, as amended by that certain Amendment and Confirmation dated as of December 29, 2000, and that certain Second Amendment to Reimbursement Agreement dated as of April 12, 2001, each by and between the Borrower and the Administrative Agent (as amended, the "Second Reimbursement Agreement" and, collectively with the First Reimbursement Agreement, the "Reimbursement Agreement"); and

         WHEREAS, Toronto Dominion (Texas), Inc., is acting as Administrative Agent for itself and the other Lenders and for the benefit of the Issuing Bank in connection with


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the transactions contemplated in the Loan Agreement and the Reimbursement
Agreement; and

         WHEREAS, obligations of the Borrower under the Loan Agreement, the Reimbursement Agreement and the other Loan Documents are guaranteed by that certain First Amended and Restated Parent Guaranty dated as of May 1, 1999, by Temple FPC in favor of the Administrative Agent, as amended and restated by that certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999 (as amended and restated, the "Temple FPC Guaranty"); and

         WHEREAS, obligations of Temple FPC under the Temple FPC Guaranty are guaranteed by that certain First Amended and Restated Parent Guaranty dated as of May 1, 1999, by Temple-Inland in favor of the Administrative Agent, as amended and restated by that certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999, and as amended by that certain First Amendment to Parent Guaranty, dated as of April 12, 2001, between the Administrative Agent and Temple-Inland (as amended and restated, the "Temple-Inland Guaranty"); and

         WHEREAS, obligations of the Borrower under the Loan Agreement, the Reimbursement Agreement and the other Loan Documents are guaranteed by that certain First Amended and Restated Parent Guaranty dated as of May 1, 1999, by Caraustar in favor of Administrative Agent, as amended and restated by that certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999, and as amended by that certain Amendment to Parent Guaranty dated as of September 29, 2000, that certain Second Amendment to Parent Guaranty and Waiver dated as of March 13, 2001, that certain Third Amendment to Parent Guaranty dated as of April 12, 2001, that certain Fourth Amendment to Parent Guaranty dated as of January 18, 2002 and effective as of September 30, 2001, that certain Revised Fifth Amendment to Parent Guaranty dated as of September 23, 2002, and that certain Sixth Amendment to Parent Guaranty dated as of December 30, 2002, each by and between Caraustar and the Administrative Agent (as amended and restated, the "Caraustar Guaranty, and collectively with the Temple FPC Guaranty and the Temple-Inland Guaranty, the "Parent Guaranties"); and

         WHEREAS, the obligations of Caraustar under the Caraustar Guaranty are secured by certain of Caraustar's assets pursuant to that certain Security Agreement dated as of September 23, 2002, among Caraustar, certain subsidiaries of Caraustar and Bank of America, N.A., as collateral agent for the Secured Parties (as defined therein) (the "Caraustar Security Agreement"); and

         WHEREAS, the Temple FPC Guaranty and the Temple-Inland Guaranty are intended to remain in place; and

         WHEREAS, pursuant to Section 2.9 of the Reimbursement Agreement, the Borrower has requested the Issuing Bank to renew the Letter of Credit; and


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         WHEREAS, to induce the Issuing Bank to renew the Letter of Credit,
Caraustar has agreed to replace the Caraustar Guaranty with an irrevocable, standby letter of credit in an amount equal to fifty percent (50%) of the Obligations (the "Caraustar Letter of Credit") which will be issued no later than the date hereof; and

         WHEREAS, in connection with the issuance of the Caraustar Letter of Credit, the Borrower, the Administrative Agent, the Lenders, the Issuing Bank, Temple FPC, Caraustar and Temple-Inland have agreed to (a) certain amendments to the Loan Agreement and the Reimbursement Agreement, (b) the cancellation of the Caraustar Guaranty and (c) the termination of the Administrative Agent's security interest and other rights and remedies under the Caraustar Security Agreement; and

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

                  1.       Amendment to Article 1 of the Loan Agreement.
Article 1 of the Loan Agreement is hereby amended and modified by amending and restating the defined term "Parent Guaranties" in its entirety as follows:

                  ""Parent Guaranties" shall mean, collectively, the guaranty by Temple FPC guaranteeing fifty percent (50%) of the Obligations, the guaranty by Temple-Inland supporting the Parent Guaranty of Temple FPC, and the Caraustar Letter of Credit, each such item to be in substantially the form attached hereto as Exhibits D-1, D-2 and D-3, respectively."

                  2.       Amendment to Article 1 of the Loan Agreement.
Article 1 of the Loan Agreement is hereby amended and modified by adding the defined terms "Amendment Agreement", "Amendment Agreement Effective Date" and "Caraustar Letter of Credit" in the appropriate alphabetical location:

                  ""Amendment Agreement" shall mean that certain First Agreement Regarding Amendments to Loan Documents, dated as of March 28, 2003, by and among the Borrower, Temple-Inland, Temple FPC, Caraustar and the Administrative Agent."

                  ""Amendment Agreement Effective Date" shall mean the first date upon which the conditions to effectiveness in the Amendment Agreement have been fulfilled to the satisfaction of the Administrative Agent in its sole discretion."

                  ""Caraustar Letter of Credit" shall mean the irrevocable, standby


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         letter of credit issued as of the Amendment Agreement Effective Date on behalf of Caraustar by Bank of America, N.A. for the benefit of the Administrative Agent to secure fifty percent (50%) of the Obligations, such letter of credit to be in the form attached hereto as Exhibit D-3, together with any successor or replacement letter of credit issued by a commercial bank, insurance company or other financial institution acceptable to the Administrative Agent, in its sole discretion."

                  3. Amendment to Exhibits to the Loan Agreement. The Exhibits of the Loan Agreement are hereby amended and modified by deleting the existing Exhibit D-3 in its entirety and substituting therefor Exhibit D-3 attached hereto.

                  4. Amendment to Recitals of the First Reimbursement Agreement. The Recitals of the First Reimbursement Agreement are hereby amended and modified by amending and restating Recital A in its entirety as follows:

                  "A. In accordance with the provisions of that certain First Amended and Restated Loan Agreement dated as of May 1, 1999, as amended and restated by that certain Second Amended and Restated Loan Agreement dated as of August 1, 1999, each by and between Account Party and Toronto Dominion (Texas), Inc., a Subsidiary of the Bank (the "Administrative Agent"), and as amended by that certain First Agreement Regarding Amendments to Loan Documents dated as of March 28, 2003, by and among Account Party, Temple-Inland Forest Products Corporation, Temple-Inland, Inc., Caraustar Industries, Inc. and the Administrative Agent (as amended and restated and as otherwise amended, modified, supplemented, restated or extended from time to time, the "Loan Agreement"), Account Party has requested a letter of credit with a maximum Stated Amount (as defined below) be issued on its behalf for the benefit of The First National Bank of Chicago, as Indenture Trustee ("Beneficiary") under that certain Indenture of Trust dated as of May 1, 1999 (the "Indenture"), between Beneficiary and The Industrial Development Board of Stewart County (the "Issuer")."

                  5. Amendment to Section 7.1(c) of the First Reimbursement Agreement. Section 7.1(c) of the First Reimbursement Agreement is hereby amended and modified by amending and such Section in its entirety as follows:

                  "(c) "Event of Default under the Loan Agreement or Loan Documents. The occurrence of any Event of Default under the Loan Agreement or any Loan Document, as such terms are defined in the Loan Agreement."


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                  6.       Recitals of the Second Reimbursement Agreement. The
Recitals of the Second Reimbursement Agreement are hereby amended and modified by amending and restating Recital A in its entirety as follows:

                  "A. In accordance with the provisions of that certain First Amended and Restated Loan Agreement dated as of May 1, 1999, as amended and restated by that certain Second Amended and Restated Loan Agreement dated as of August 1, 1999, each by and between Account Party and Toronto Dominion (Texas), Inc., a Subsidiary of the Bank (the "Administrative Agent"), and as amended by that certain First Agreement Regarding Amendments to Loan Documents dated as of March 28, 2003, by and among Account Party, Temple-Inland Forest Products Corporation, Temple-Inland, Inc., Caraustar Industries, Inc. and the Administrative Agent (as amended and restated and as otherwise amended, modified, supplemented, restated or extended from time to time, the "Loan Agreement"), Account Party has requested a letter of credit with a maximum Stated Amount (as defined below) be issued on its behalf for the benefit of The First National Bank of Chicago, as Indenture Trustee ("Beneficiary") under that certain Indenture of Trust dated as of August 1, 1999 (the "Indenture"), between Beneficiary and The Industrial Development Board of Stewart County (the "Issuer")."

                  7. Amendment to Section 7.1(c) of the Second Reimbursement Agreement. Section 7.1(c) of the Second Reimbursement Agreement is hereby amended and modified by amending and such Section in its entirety as follows:

                  "(c) "Event of Default under the Loan Agreement or Loan Documents. The occurrence of any Event of Default under the Loan Agreement or any Loan Document, as such terms are defined in the Loan Agreement."

                  8.       Additional Covenants.

                  (a) The Caraustar Letter of Credit shall remain in full force and effect at all times after the Amendment Agreement Effective Date until the first to occur of (i) ten (10) days following the date on which the Letter of Credit is surrendered or cancelled, (ii) January 15, 2004, or (iii) the date on which the entire amount of the Caraustar Letter of Credit has been drawn.

                  (b) The Borrower shall continue to pay to the Administrative Agent letter of credit fees in amount equal to (i) the letter of credit fee as determined pursuant to the grid set forth in Section 2.3 of the Reimbursement Agreement, with respect to the fifty percent (50%) of the Obligations guaranteed under the Temple FPC Guaranty and the Temple-Inland Guaranty, and (ii) seventy-five (75) basis points on the face amount of the Caraustar Letter of Credit, with respect to the fifty percent (50%) of the Obligations


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guaranteed under the Caraustar Guaranty. Such letter of credit fees shall be due and payable quarterly in arrears on the last day of each fiscal quarter during which the Letter of Credit was outstanding. Such letter of credit fees shall be fully earned when due and non-refundable when paid. The fee described in clause (i) shall be subject to adjustment (upwards or downwards), as appropriate, effective as of the date on which Standard & Poor's Rating Service, a division of The McGraw Hill Companies, Inc., a New York corporation, and its successors, or Moody's Investors Service, Inc., a Delaware corporation, and its successors, announces a rating change that results in a change in such fee.

                  (c) On October 28, 2003, in the event the Letter of Credit has not been surrendered or cancelled or fully drawn on or before such date, the Borrower shall pay to the Administrative Agent a one-time fee of 2.00% of the available undrawn amount of the Caraustar Letter of Credit at such date. Such fee shall be fully earned when due and nonrefundable when paid.

                  9. References. All references to the Loan Agreement, the First Reimbursement Agreement and the Second Reimbursement Agreement therein and in any other Loan Document shall be a reference to such Loan Documents as amended and modified by this Amendment Agreement.

                  10. No Other Amendments. The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Loan Agreement, the First Reimbursement Agreement, the Second Reimbursement Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, the First Reimbursement Agreement, the Second Reimbursement Agreement or any of the other Loan Documents. Except for the amendments expressly set forth and referred to above, each of the Loan Agreement, the First Reimbursement Agreement and the Second Reimbursement Agreement shall remain unchanged and in full force and effect and is hereby in all respects ratified and confirmed.

                  11. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent as follows:

                           (a)      The Borrower has the corporate power and
authority (i) to enter into this Amendment Agreement and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                           (b)      This Amendment Agreement has been duly
authorized, validly executed and delivered by one or more authorized signatories, and each of this Amendment Agreement and the Loan Agreement, the First Reimbursement Agreement and the Second Reimbursement Agreement, as amended by this Amendment Agreement, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and


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                           (c)      The execution and delivery of this
Amendment Agreement and performance by the Borrower of its Obligations under the Loan Agreement, the First Reimbursement Agreement and the Second Reimbursement Agreement, as amended this Amendment Agreement, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained and are not and will not be in contravention of or in conflict with the articles of incorporation or by-laws of the Borrower or the provisions of any applicable law or any material indenture, agreement or other instrument to which the Borrower is a party or by which its assets or properties are bound or affected.

                  12. Reimbursement of Costs and Expenses. The Borrower hereby agrees to reimburse the Administrative Agent on demand for all costs (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in negotiating, documenting and consummating this Amendment Agreement, the Caraustar Letter of Credit, any other documents referred to herein, and the transactions contemplated hereby and thereby.

                  13. Reaffirmation. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents to which it is a party as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment Agreement in full except to the extent such representations expressly relate to an earlier date or have been updated to the extent permitted by the Loan Agreement.

                  14. Reaffirmation, Consent and Representations by Temple FPC and Temple-Inland. Each of Temple FPC and Temple-Inland hereby:

                           (a)      reaffirms its continuing obligations to the
Administrative Agent, the Issuing Bank and the Lenders under the Parent Guaranty to which it is a party, and agrees that the transactions contemplated by this Amendment Agreement shall not in any way affect the validity and enforceability of such Parent Guaranty, or reduce, impair or discharge the obligations of such Person thereunder;

                           (b)      consents to this Amendment Agreement; and

                           (c)      acknowledges and agrees to the terms of
this Amendment Agreement.

                  15. Consent and Representations by Caraustar. Caraustar hereby:

                           (a)      consents to this Amendment Agreement;

                           (b)      acknowledges and agrees to the terms of
this Amendment Agreement; and


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                           (c)      represents to the Administrative Agent
that:

                                    (i)      it has the corporate power and
authority (A) to enter into this Amendment Agreement and (B) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                                    (ii)     this Amendment Agreement has been
duly authorized, validly executed and delivered by one or more authorized signatories, and this Amendment Agreement constitutes the legal, valid and binding obligation of Caraustar, enforceable against Caraustar in accordance with its terms; and

                                    (iii)    the execution and delivery of this
Amendment Agreement, and the performance by Caraustar of this Amendment Agreement, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Caraustar which has not already been obtained and are not and will not be in contravention of or in conflict with the articles of incorporation or by-laws of Caraustar or the provisions of any applicable law or any material indenture, agreement or other instrument to which Caraustar is a party or by that its assets or properties are bound or affected.

                  16. Conditions Precedent to Effectiveness. This Amendment Agreement shall be effective as of the date first written above upon the occurrence of each of the following terms and conditions:

                           (a)      The Administrative Agent shall have
received duly executed counterparts of this Amendment Agreement signed by each party hereto;

                           (b)      The receipt by the Administrative Agent of
the Caraustar Letter of Credit;

                           (c)      The continued truth and accuracy of the
representations and warranties contained in the Loan Documents; and

                           (d)      The receipt by the Administrative Agent of
an amendment fee payable by Standard Gypsum in the amount of $35,461.82, which amendment fee shall be fully earned upon the execution of the Amendment Agreement and non-refundable when paid.

                  17. Terminations. Upon the effectiveness of this Amendment Agreement, (a) the Caraustar Guaranty shall be terminated, except for those provisions that, by their terms, survive the termination thereof, and (b) the Administrative Agent shall have no further security interest in, lien upon, or remedies with respect to the assets of Caraustar pledged by Caraustar pursuant to the Caraustar Security Agreement.


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                  18.      Counterparts. This Amendment Agreement may be
executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment Agreement in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  19. Governing Law. This Amendment Agreement shall be deemed to be made pursuant to the internal laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

                  20. Loan Document. This Amendment Agreement shall be deemed to be a Loan Document for all purposes.


                 [Remainder of page intentionally left blank.]


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         IN WITNESS WHEREOF, the parties thereto have executed this Amendment
Agreement or caused it to be executed under seal by their duly authorized officers effective as of the day and year first written above.


BORROWER:                           STANDARD GYPSUM L.P.


                                    By: /s/ David W. Turpin
                                       ----------------------------------------
                                    Title: Assistant Treasurer
                                          -------------------------------------


ADMINISTRATIVE AGENT:               TORONTO DOMINION (TEXAS), INC., on behalf
                                    of the Lenders and the Issuing Bank


                                    By: /s/ Carol Brandt
                                       ----------------------------------------
                                    Title: CAROL BRANDT
                                           VICE PRESIDENT
                                          -------------------------------------


PARENT GUARANTORS:                  CARAUSTAR INDUSTRIES, INC.


                                    By: /s/ Ronald J. Domanico
                                       ----------------------------------------
                                    Its:  V.P. and  CFO
                                        ---------------------------------------


                                    TEMPLE-INLAND FOREST PRODUCTS CORPORATION


                                    By: /s/ David W. Turpin
                                       ----------------------------------------
                                    Its: V.P. and Assistant Treasurer
                                        ---------------------------------------


                                    TEMPLE-INLAND, INC.


                                    By: /s/ David W. Turpin
                                       ----------------------------------------
                                    Its: Treasurer
                                        ---------------------------------------


                           [SIGNATURE PAGE TO FOLLOW]


                                      S-1
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Acknowledged and agreed:            BANK OF AMERICA, N.A., as collateral agent
                                    for the Secured Parties under the Caraustar

                                    Security Agreement


                                    By: /s/ Thomas R. Sullivan
                                       ----------------------------------------
                                    Its: Vice President
                                        ---------------------------------------


                                      S-2